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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 8, 1998

                            OXFORD HEALTH PLANS, INC.

             (Exact name of registrant as specified in its charter)

            Delaware                     0-19442               06-1118515
 (State or other jurisdiction)         (Commission           (IRS Employer
       of incorporation)               File Number)         Identification No.)

    800 Connecticut Avenue, Norwalk, Connecticut                  06854
       (Address of principal executive offices)                 (Zip Code)

                                 (203) 852-1442
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

         The Company's Press Release, dated January 8, 1998, is attached as an Exhibit hereto and incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits

     (c)       Exhibits

               99(a)       Press Release dated January 8, 1998


                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       OXFORD HEALTH PLANS, INC.

Date: January 8, 1998                  By:     /s/  BRENDAN R. SHANAHAN
                                          -----------------------------
                                                   BRENDAN R. SHANAHAN
                                                   Vice President and Controller

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                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES

                                  EXHIBIT INDEX

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Exhibit                                                                     Page
Number                 Description of Document                             Number
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
 99(a)            Press Release dated January 8, 1998                         4
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